U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549

                                Form 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported) February 13, 2002


                  ART'S-WAY MANUFACTURING CO., INC.
      (Exact Name of Registrant As Specified In Its Charter)


           Delaware                   0-5131            42-0920725
(State Or Other Jurisdiction Of     (Commission        (IRS Employer
 Incorporation or Organization)      File No.)     Identification Number)


                              P.O. Box 288
                          Armstrong, IA 50514
            (Address of Principal Executive Offices) (Zip Code)


                              (712) 864-3131
                            (Telephone Number)

Not Applicable
(Former name or former address, if changed since last report.)

                      Art's-Way Manufacturing Co., Inc.

                                 Form 8-K
                              February, 2002

	Item 5.	Other Events and Regulation FD Disclosure.

On February 13, 2002, we entered into an Agreement with J. Ward McConnell to sell Mr. McConnell 640,000 shares of our common stock at a price of $1.25 per share. Those shares, along with the 135,200 previously owned by Mr. McConnell increases his ownership in our Company to approximately 40%. Although the price of the shares was below the current market price of our common stock, the Board of Directors determined it was in the best interest of our Company and our shareholders to sell the shares to Mr. McConnell to raise needed cash to pay down Company payables and bank debt. We also believe that the additional equity and the pay down of our overdue payables will enable us to obtain a permanent operating capital and term loan agreement with UPS Capital Corporation on terms acceptable to us. Subsequent to the closing of the Agreement, Donald A. Cimpl, a director who had previously indicated a desire to resign from the Board of Directors did, in fact, resign, and J. Ward McConnell was elected as a Director to fill the vacancy. Under the terms of the Agreement with Mr. McConnell, James L. Koley resigned as Chairman of the Board, and
Mr. McConnell was elected as Chairman of the Board. Mr. Koley will continue as a director.

As a further part of the Agreement, Mr. McConnell agreed that, without prior approval of a majority of our Board of Directors, not including Mr. McConnell or his son, Mr. McConnell will not acquire 50% or more of the outstanding shares of our common stock or make a proposal to merge with, acquire control of or purchase all or substantially all of the assets of our Company or enter into any other transaction which would constitute a Rule 13e-3 transaction as defined under the Securities Exchange Act of 1934.

	Item 7. Financial Statements and Exhibits.


(c) 	The following Exhibits are filed with this Form 8-K.

1. Agreement dated February 13, 2002 between Art's-Way Manufacturing Co., Inc. and J. Ward McConnell.

2. News Release of Art's-Way Manufacturing Co., Inc. dated February 8, 2002.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

		ART'S-WAY MANUFACTURING CO., INC.


		        By             John C. Breitung
		                          President

   February 20, 2002
         (Date)


AGREEMENT


	THIS AGREEMENT, made this ____ day of February, 2002, by and between Art's-Way Manufacturing Co., Inc., a Delaware corporation, hereinafter called "Art's-Way" and J. Ward McConnell, an individual of Kinston, North Carolina, hereinafter referred to as "McConnell".

W I T N E S S E T H:

	WHEREAS, McConnell presently owns One Hundred Thirty Five Thousand Two Hundred (135,200) shares of Common Stock of Art's-Way, same constituting ten and forty one hundredths percent (10.41%) of the total of One Million Two Hundred Ninety Eight Thousand One Hundred Seventy Six shares (1,298,176) shares of Common Stock issued and outstanding; and

	WHEREAS, McConnell has previously served on the Board of Directors of Art's-Way; and

	WHEREAS, McConnell's son, Marc H. McConnell, presently serves on the Board of Directors of Art's-Way; and

	WHEREAS, Art's-Way is in need of cash for the purpose of paying down its debt and reducing its accounts payable; and

	WHEREAS, McConnell has offered to purchase Six Hundred Forty Thousand (640,000) shares of the authorized but unissued Common Stock of Art's-Way at a price of One Dollar and Twenty Five Cents ($1.25) per share, subject to certain conditions; and

	WHEREAS, Art's-Way desires to sell to McConnell Six Hundred Forty Thousand (640,000) shares of Common Stock at a price of One Dollar and Twenty Five Cents ($1.25) per share; and

	WHEREAS, prior to such offer, Donald A. Cimpl had indicated to the Board of Directors of Art's-Way that he did not desire to stand for re-election to the Board of Directors at the annual meeting to be held in the year 2002; and

	WHEREAS, McConnell has indicated his interest in being elected to the Board of Directors upon Closing of the purchase of the additional shares; and


	WHEREAS, McConnell has stated his intention that Art's-Way remain a public company and has agreed that he does not desire to have control of Art's-Way and that he will not acquire as much as fifty percent (50%) or more of the outstanding stock of Art's-Way; and

	WHEREAS, the parties hereto now desire to enter into an Agreement to that effect.

	NOW, THEREFORE, in consideration of the foregoing, and in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

	1.	Incorporation of Recitals.  The foregoing recitals
                are specifically incorporated in this Agreement by this reference.

	2.	Purchase and Sale.

2.1	Sale and Issuance of Common Stock.  Subject to the terms and conditions of this Agreement, McConnell agrees to purchase at the Closing, and Art's-Way agrees to sell and issue to McConnell at the closing, against cash payment, Six Hundred Forty Thousand (640,000) shares of Common Stock (the "Shares") of Art's-Way at a purchase price of One Dollar and Twenty Five Cents ($1.25) per share.

2.2	Closing.  The purchase and sale of the Shares being purchased by McConnell shall take place at the law offices of Cline, Williams, Wright, Johnson & Oldfather, L.L.P., at 9 o'clock a.m. on February 12, 2002 or at such other time and place as Art's-Way and McConnell mutually agree (which time and plac are designated the "Closing"). At the Closing, Art's-Way shall deliver to McConnell a certificate representing Six Hundred Forty Thousand (640,000) Shares against delivery to Art's-Way by McConnell of cash by Wire Transfer or a certified bank cashier's check in the amount of One Dollar and Twenty Five Cents ($1.25) per Share or a total of Eight Hundred Thousand Dollars ($800,000).

2.3	Use of Proceeds.  Art's-Way agrees to use the proceeds from
        the sale of the Shares for the repayment of outstanding obligations and for the reduction of debt.

	3.	Representations and Warranties of Art's-Way.  Except
                as set forth on Exhibit 3, Art's-Way hereby represents and warrants to McConnell that:

3.1	Incorporation.  Art's-Way is a corporation duly organized and validly existing, is in good standing under the laws of the state or other place of its incorporation, has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted, and Art's-Way is qualified as a foreign corporation in each jurisdiction where the failure to so qualify would have a material adverse effect on its business or operations.

3.2	Capitalization.  The authorized capital of Art's-Way consists of Five Million (5,000,000) shares of Common Stock, of which at Closing not more than One Million Two Hundred Ninety Eight Thousand One Hundred Seventy Six (1,298,176) shares will be issued and outstanding and at Closing there shall be options outstanding to purchase not more than 61,500 shares of the Company's Common Stock.

3.3	Authorization.  All corporate action on the part of Art's-Way, its officers and Directors, necessary for the authorization, execution, delivery and performance of all obligations of Art's-Way under this Agreement and for the authorization, issuance and delivery of the Shares being sold hereunder, has been or shall be taken prior to the Closing, and this Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of Art's-Way. Issuance of the Shares is not subject to preemptive rights or other preferential rights of any present or future stockholders in Art's-Way.

3.4	Validity of Securities.  The Shares to be purchased and sold pursuant to this Agreement, when issued, sold and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, shall be duly and validly issued.

3.5	Governmental Consents.  All consents, approvals, orders,
        authorizations or registration, qualification, designation and declaration or filing with and federal or state governmental authority on the part of Art's-Way required in connection with the consummation of the transactions contemplated herein shall have been obtained prior to, and be effective as of, the Closing or will be timely filed thereafter.

	4.	Representations and Warranties of McConnell.

        McConnell represents and warrants to Art's-Way as follows:

4.1	Authorization.  When executed and delivered by McConnell,
        this Agreement will constitute the valid and legally binding obligation of McConnell.

4.2	Accredited Investor.  McConnell is an "accredited investor"
        as that term is defined in Rule 501 promulgated under the Act.

	5.	Securities Act of 1933.

5.1	Investment Representation.

		(a)	This Agreement is made with McConnell in
                        reliance upon his representations to
                        Art's-Way that the Shares to be received will be acquired for investment for an indefinite period for his own account and not with a view to the sale or distribution of any part thereof, and that he has no present intention of selling or otherwise distributing the same. By executing this Agreement, McConnell further represents tha he does not have any contract, undertaking, agreement or arrangement with any person to sell or transfer to such person any of the Shares.

		(b)	McConnell understands that the Shares are
                        not and may never be registered under the Act on the ground that the sale provided for in this Agreement and the issuance of securities is exempt pursuant to Section
                        4(2) of the Act and Rule 506 of Regulation D thereunder, and that Art's-Way's reliance on such exemption is predicated on McConnell's representations set forth herein.

		(c)	McConnell agrees that in no event will he
                        make a disposition of any of the Shares, unless the Shares shall have been registered under the Act, or unless and until (i) McConnell shall have notified Art's-Way with a statement of the circumstances surrounding the proposed disposition and (ii) McConnell shall have furnished Art's-Way with an opinion of counsel reasonably satisfactory to Art's-Way to the effect that (A) such disposition will not require registration of such securities under the Act, and (B) that appropriate action necessary for compliance with the Act has been taken.

		(d)	McConnell represents that he is able to
                        fend for himself in the transactions
                        contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment, has the ability to bear the economic risks of his investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions which have been asked by McConnell answered by Art's-Way.

		(e)	McConnell understands that if a registration
                        statement covering the Securities under the Act is not in effect when he desires to sell any of the Shares, he may be required to hold such Shares for an indeterminate period. McConnell also acknowledges that he understand that any sale of the Securities which might be made by him in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that Rule.

5.2	Legend.  All certificates for the Shares shall bear
        substantially the following legend:

"THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED BY THE ISSUEE FOR INVESTMENT PURPOSES. SAID SHARES
MAY NOT BE SOLD OR TRANSFERRED UNLESS (A) THEY HAVE BEEN REGISTERED UNDER SAID ACT, OR (B) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY OR A "NO-ACTION"
OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER."

5.3	Rule 144.  Art's-Way covenants and agrees that: (i) at all
times while it is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Act; and (ii) it will furnish McConnell upon request with all information about Art's-Way required for the preparation and filing of Form 144.

	6.	Conditions to McConnell's Obligations at Closing.
                The obligations of McConnell under paragraphs
                2.1 and 2.2 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions:

6.1	Representations and Warranties.  The representations and
        warranties contained in paragraph 2 hereof shall be true on and as of the Closing.

6.2	Performance.  Art's-Way shall have performed and complied
        with all agreements and conditions contained herein required to be performed or complied with by it on or before the Closing.

6.3	State Securities Laws.  Art's-Way will have complied with
        all requirements under all applicable State Securities laws with respect to the offer and sale of the Shares.

6.4	Compliance Certificate.  There shall have been delivered
        to McConnell a certificate, dated the Closing Date, signed by Art's-Way's President, certifying that the conditions specified in paragraphs 6.1, 6.2 and 6.3 have been fulfilled.

6.5	Opinion of Counsel.  There shall have been delivered to
        McConnell an opinion of Cline, Williams, Wright, Johnson
        & Oldfather, L.L.P., counsel for Art's-Way, to the effect that (i) Art's-Way is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) this Agreement has been duly authorized, executed, and delivered by Art's-Way and constitutes a valid and enforceable obligation of Art's-Way in accordance with its terms (subject to normal bankruptcy and principles of equity exceptions), (iii) the Shares have been duly authorized, issued and delivered and are validly outstanding,
        (iv) upon issuance and sale of the Shares, Art's-Way shall have outstanding an aggregate of not more than One Million Nine Hundred Thirty Eight Thousand One Hundred Seventy Six (1,938,176) shares of Common Stock, (v) based upon the representations of McConnell, the offer, sale, and delivery of the Shares under the circumstances contemplated by this Agreement constitutes an exempt transaction under the Act and applicable State Securities laws, (vi) the Shares shall be freely transferable by McConnell, subject only to the restrictions contained in the letter from Cline, Williams, Wright, Johnson & Oldfather, L.L.P. to McConnell dated January 28, 2000, a copy of which is attached hereto and incorporated herein by reference (said letter refers to other stock of Art's-Way owned by McConnell, but the restrictions are the same based upon Rule 144 as it stands today), and (vii) upon request of McConnell at any time after one year from the date of Closing, Cline, Williams, Wright, Johnson & Oldfather, L.L.P., as counsel to
        Art's-Way, and at the expense of Art's-Way, shall furnish such opinions as may be required to be furnished to Art's-Way as a prerequisite to a sale or other disposition of any of the Shares by McConnell under paragraph 5.1(c) of this Agreement; Provided, that McConnell shall provide such information concerning the Shares to be sold and the terms of sale as Cline, Williams, Wright, Johnson & Oldfather, L.L.P. may require in connection with rendering such an opinion, which opinion shall be based upon the then current law and regulations,

6.5	Securities Filings.  Art's-Way shall cause to be prepared
        any and all securities forms to be filed by McConnell in connection with the transaction.

	7.	Conditions of Art's-Way's Obligations at Closing.
                The obligations of Art's Way under paragraphs 2.1 and 2.2 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions:

7.1	Warranties True on the Closing Date.  The representations
        and warranties of McConnell contained in paragraphs 4 and 5 hereof shall be true on and as of the Closing with the same effect as though said representations and warranties had been made on and as of the Closing.

	8.	Corporate Changes at Closing.  Inasmuch as
                Donald A. Cimpl has informed Art's Way that he does not desire to stand for re-election to the Board of Directors of Art's-Way, and inasmuch as McConnell has expressed his desire to be elected to the Board of Directors of Art's-Way effective at the Closing, it is agreed that immediately following Closing of the purchase of Shares by McConnell, Donald A. Cimpl will submit his resignation as a Director of Art's Way to the Board of Directors. The Board of Directors shall accept such resignation, and shall elect
                McConnell to serve the remaining term of Donald A. Cimpl on the Board of Directors. Immediately following the election of McConnell to the Board of Directors, James L. Koley will resign his position as Chairman of the Board, while retaining his position as a Director. The Board of Directors shall elect McConnell to serve as Chairman of the Board of Directors of Art's Way. McConnell shall be nominated for re-election to the Board at the annual meeting to be held in 2002.

	9.	Standstill Agreement.  McConnell's agreement that
                Art's Way shall remain a publicly-owned company and that McConnell shall not acquire fifty percent (50%) or more of the issued and outstanding shares of Common Stock of Art's Way are a material inducement to Art's Way entering into this Agreement. In furtherance thereof, McConnell agrees as follows:

(a)	Following the Closing of the purchase of Shares pursuant to
        this Agreement, McConnell will not, directly or through any third party or affiliate, purchase or acquire additional Art's Way Common Stock in the open market, by private transaction or by tender offer or make a proposal to merge with, acquire control of or purchase all or substantially all of the assets of Art's Way if, as a result of such purchase, tender offer, merger or acquisition, McConnell and his affiliates would (i) own fifty percent (50%) or more of the issued and outstanding shares of Common Stock of Art's Way; or (ii) if such purchase, acquisition, tender offer or merger proposal would constitute a "Rule 13e-3 Transaction" as that term is defined in Rule 13e-3 of the Rules and Regulations of the Securities and Exchange Commission. For this purpose, the term "affiliate" shall have the same meaning as under the Act and the Securities Exchange Act of 1934, as amended. McConnell further agrees that in the event that he, or his affiliates, violate this covenant, and acquire shares which result in McConnell owning fifty percent (50%) or more of the issued and outstanding shares of Common Stock of Art's Way, then McConnell agrees that any such shares acquired in violation of the foregoing covenant shall, for all purposes, be deemed to be non-voting shares, and McConnell agrees that Art's-Way may disregard any votes attributable to such shares to the extent that such shares equal or exceed fifty percent (50%) of the outstanding shares of Common Stock of Art's Way.

(b)	Art's Way and McConnell agree that notwithstanding any of
        the foregoing provisions to the contrary, no purchase, acquisition, tender offer, merger, or Rule 13e-3
        Transaction shall be prohibited if such purchase, acquisition, tender offer, merger or Rule 13e-3
        Transaction is approved in advance by a majority of the Board of Directors of Art's Way.

(c)	The parties agree that Art's-Way shall be entitled to
        injunctive relief in the event that McConnell shall violate or propose any action that would violate the provisions of this paragraph 9.

	10.	Miscellaneous

10.1	Agreement is Entire Contract.  Except as specifically
        referenced herein, this Agreement constitutes the entire contract between the parties hereto concerning the subject matter hereof and no party shall be liabl or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions for this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

10.2	Governing Law.  This Agreement shall be governed by and
        construed under the laws of the State of Delaware.

10.3	Counterparts.  This Agreement shall be executed in two
        or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.4	Title and Subtitles.  The titles of the paragraphs and
        subparagraphs of this Agreement are for convenience and are not to be considered in construing this Agreement.

10.5	Notices.  Any notice required or permitted hereunder
        shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, addressed to a party at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days advance written notice to the other party.

10.6	Legal Fees and Expenses.  Art's-Way agrees upon the
        Closing to pay the legal fees and expenses of Cline, Williams, Wright, Johnson & Oldfather, L.L.P., incurred in connection with the negotiation and execution of this Agreement and related documents and with obtaining any governmental consents and taking such compliance actions, including, without limitation, securities law filings as are required in connection therewith.

10.7	Survival of Warranties.  The warranties and
        representations of Art's-Way contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing hereunder.

10.8	Amendment of Agreement.  Except as expressly provided
        herein, any provision of this Agreement may be amended or waived on behalf of McConnell by a written instrument signed by McConnell and by a majority of the Board of Directors of Art's Way.

	IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

			 ART'S-WAY MANUFACTURING CO., INC.
	        By:   /s/ John C. Breitung
				          President



					  /s/ J. Ward McConnell